  October 5, 2009

TOUCHSTONE INSTITUTIONAL FUNDS TRUST

Touchstone JSAM Institutional Large Cap Value Fund
Touchstone JSAM Institutional Value Fund

Supplement to Prospectus dated May 1, 2009

On October 5, 2009, the Board of Trustees (the "Trustees") of the Touchstone Institutional Funds Trust unanimously voted to close and liquidate the Touchstone JSAM Institutional Large Cap Value Fund and the Touchstone JSAM Institutional Value Fund (the “Funds”).  This decision was made after careful consideration of each Fund's asset size and prospects for future growth.  In connection with the decision to close and liquidate the Funds, the Funds are closed to new and subsequent investments effective as of the close of business October 6, 2009, except that the Funds may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.

The Funds will be closed and liquidated on or about December 7, 2009 (the “Liquidation Date”).  If you still hold shares of either Fund on the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after October 7, 2009.  If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after the Liquidation Date.

If you hold Fund shares through a Touchstone IRA account, and we do not receive instructions on the disposition of your shares by the Liquidation Date, we will exchange your shares into the Touchstone Money Market Fund.

As shareholders redeem shares of the Funds between the date of this supplement and the Liquidation Date, each respective Fund may not be able to continue to invest its assets in accordance with its stated investment policies.  Accordingly, either or both of the Funds may deviate from their stated investment policies during the period between the date of this supplement and the Liquidation Date.

The sale or liquidation of your shares will generally be a taxable event.  You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Touchstone at 1-800-543-0407.

303 Broadway i Suite 1100 i Cincinnati, OH  45202-4203
Ph: 800.543.0407 i www.touchstoneinvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.